Post balance sheet events	12 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Post balance sheet events
23. Post balance sheet events
Starting 1 July 2023, in line with reporting requirements the functional currency of Diageo plc has changed from sterling to US dollar which is applied prospectively. This is because the group's share of net sales and expenses in the US and other countries whose currencies correlate closely with the US dollar has been increasing over the years, and that trend is expected to continue in line with the group's strategic focus. Diageo has also decided to change its presentation currency to US dollar with effect from 1 July 2023, applied retrospectively, as it believes that this change will provide better alignment of the reporting of performance with its business exposures.
Diageo will propose adopting new Articles of Association (New Articles) at the AGM to be held on 28 September 2023 which reflects the change in the functional currency of Diageo plc and presentation currency of the group from sterling to US dollar. The New Articles shall, among other things, empower the Board to declare and/or pay dividends in any currency or currencies and enable the Board to make provisions for shareholders to receive dividends in a different currency to the currency in which dividends were declared. Subject to the approval of the New Articles by shareholders at the AGM and commencing with the interim dividend that is expected to be declared in January 2024, Diageo’s future dividends will be declared in US dollar. Holders of ordinary shares will continue to receive their dividends in sterling but will have the option to elect to receive it in US dollar. Holders of ADRs will continue to receive dividends in US dollar.
On 31 July 2023, the Board approved plans for a further return of capital programme of $1.0 billion to shareholders.